DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Fund's Prospectuses
dated March 30, 2006

On September 25, 2006, Liu-Er Chen will assume portfolio management responsibilities for the Delaware Emerging Markets Fund. In connection with the change in portfolio management, the Delaware Emerging Markets Fund's security selection process will be modified as described below. All changes are effective September 25, 2006.

The Delaware Emerging Markets Fund remains closed to certain investors as previously described in the Prospectuses dated March 30, 2006.

The following replaces the section entitled "What are the Fund's main investment strategies?":

The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Fund may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high-risk fixed-income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% policy"). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The Fund's portfolio manager selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, the Fund's portfolio manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation and technological developments. When selecting value-oriented securities, the Fund's portfolio manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Fund's portfolio manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio manager then estimates what he thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Fund's portfolio manager believes this gives him an estimate of the stock's intrinsic value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio manager to use in making this analysis than is available for more developed countries.

Currency analysis is an important part of the valuation exercise. The Fund's portfolio manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

The following replaces the section entitled "How the Funds are Managed - Investment strategies - Delaware Emerging Markets Fund":

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund's portfolio manager considers an "emerging country" to be any country that is:

-generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or
-classified by the United Nations as developing; or
-included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Fund's portfolio manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Fund's portfolio manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund's portfolio manager evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:

-the principal trading market for the company's securities is in a country that is emerging;
-the company is organized under the laws of an emerging market country and has a principal office in an emerging country; or
-the company derives a majority of its income from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund's portfolio manager focuses his investments in emerging countries where he considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund's portfolio manager emphasizes investments that he believes are trading at a discount to intrinsic value. The Fund's portfolio manager places particular emphasis on factors such as political reform, economic deregulation and liberalized trade policy.

When the Fund's portfolio manager evaluates individual companies, he strives to apply a disciplined valuation process that allows him to purchase stocks that are selling for less than what he believes their intrinsic value is. In order to determine what he believes a security's intrinsic value is, he evaluates its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund's portfolio manager then analyzes what that income would be worth if paid today. That helps him decide what he thinks the security is worth today. The Fund's portfolio manager then compares his determination of the security's value to its current price to determine if it is a good value. The Fund's portfolio manager uses income as an indicator of value because he believes it allows him to compare securities across different sectors and different countries-all using one measurement standard. The Fund's portfolio manager may be inclined to choose growth-oriented investments if such investments are traded at valuation levels that compare favorably to those of value-oriented investments when measured by the discount to their intrinsic value.

The Fund may invest up to 35% of its net assets in high-yield, high-risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

The following paragraph replaces the second paragraph in the section entitled "Who manages the Funds - Investment managers":

Prior to September 25, 2006, Mondrian Investment Partners Limited, formerly known as Delaware International Advisers, Inc. ("Mondrian") served as sub-advisor to the Delaware Emerging Markets Fund; however, beginning on September 25, 2006, Delaware Management Company became responsible for the day-to-day management of the Fund. For its services to the Fund during the last fiscal year, Delaware Management Company paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets.

The following replaces the section entitled "Who manages the Funds - Portfolio managers - Delaware Emerging Markets Fund":

Liu-Er Chen has primary responsibility for making day-to-day investment decisions for the Delaware Emerging Markets Fund. Mr. Chen has managed the Fund since September 25, 2006.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer - Emerging Markets

Mr. Chen joined Delaware Investments in September 2006 to lead the firm's international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, LLC, where he served most recently as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global health care stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China, and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA in management from Columbia Business School.

With respect to the Delaware Emerging Markets Fund, all references to "portfolio managers" in the Fund's Prospectuses shall be changed to "portfolio manager." The reference to Mondrian in the diagram in the section entitled "Who's who?" is hereby removed.

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this Supplement for future reference.

This Supplement is dated September 11, 2006.